EXHIBIT 10.7

CONSULTING AGREEMENT

            This Consulting Agreement is made as of the 26th day of August, 2010, by and between Rage Marketing, Inc. (“Consultant”), and Louisiana Food Company, a Nevada corporation (the “Company”).

WHEREAS, A key component of the Company’s business plan is that it become a publicly-traded company by the end of 2010; and

WHEREAS, to accomplish this objective, the Company intends to file, in the near future, with the SEC a Registration Statement on Form S-1 and, thereafter, to establish a trading market for its common stock; and

WHEREAS, Consultant specializes in developing and implementing corporate awareness programs and financial public relations programs; and

WHEREAS, the Company desires to be assured of the association and services of Consultant, in order to avail itself of Consultant’s experience, skills, abilities, knowledge and background to provide corporate awareness and financial public relations services; and

WHEREAS, Consultant agrees to be engaged and retained by the Company upon the terms and conditions set forth herein; and

            NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

            1.         The Company hereby engages Consultant, on a non-exclusive basis, to render consulting services with respect to the development and implementation of a financial public relations strategy on behalf of the Company. Consultant hereby accepts such engagement and agrees to render such consulting services throughout the term of this Agreement. Consultant agrees that it shall be responsible for all expenses incurred in his performance hereunder. It is further agreed that Consultant shall have no authority to bind the Company to any contract or obligation or to transact any business in the Company’s name or on behalf of the Company, in any manner. The parties intend that Consultant shall perform his services required hereunder as an independent contractor.

            2.         The term of this Agreement shall commence upon the mutual execution of this Agreement and shall continue until August 31, 2011.

            3.         In consideration of the services to be performed by Consultant, the Company agrees to pay to Consultant the following compensation:

the sum of $10,000, payable by the issuance of 2,000,000 shares of the Company’s $.001 par value common stock upon the mutual execution of the Agreement.

            4.         The Company represents and warrants to Consultant that:

                        A.        The Company will cooperate fully and timely with Consultant to enable Consultant to perform his obligations hereunder.

                        B.        The execution and performance of this Agreement by the Company has been duly authorized by the Board of Directors of the Company.

                        C.        The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of the Company or any contractual obligation by which the Company may be bound.

            5.         Consultant represents and warrants to the Company that:

                        A.        The execution and performance of this Agreement by Consultant has been duly authorized by its governing body.

                        B.        The performance by Consultant under this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of any contractual obligation by which Consultant may be bound.

                        C.        Consultant represents and warrants that it has investigated the Company, its financial condition, business and prospects, and has had the opportunity to ask questions of, and to receive answers from, the Company with respect thereto. Consultant acknowledges that it is aware that the Company currently lacks adequate capital to pursue its full plan of business.

                        D.        Consultant represents and warrants to the Company that the shares of common stock being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act or any state securities law and are “restricted securities”, as that term is defined in Rule 144 promulgated by the SEC, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

                        E.        Consultant consents to the placement of a legend restricting future transfer on the share certificates representing the shares of common stock to be issued hereunder, which legend shall be in the following, or similar, form:

“THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE STOCK MAY NOT BE TRANSFERRED WITHOUT REGISTRATION EXCEPT IN TRANSACTIONS EXEMPT FROM SUCH REGISTRATION.”

            6.         Until such time as the same may become publicly known, the parties agree that any information provided to either of them by the other of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of Consultant's services and upon the written request of the Company, any original documentation provided by the Company will be returned to it. Consultant, including each of its affiliates, will not directly or indirectly buy or sell the securities of the Company at any time when it or they are privy to non-public information.

                        Consultant agrees that it will not disseminate any printed matter relating to the Company without prior written approval of the Company.

                        Consultant agrees that it will comply with all applicable securities laws, in performing on behalf of the Company hereunder.

            7.         All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such other address as to which notice pursuant to this section may be given, and shall be given by personal delivery, by certified mail (return receipt requested), Express Mail or by national or international overnight courier. Notices will be deemed given upon the earlier of actual receipt of three (3) business days after being mailed or delivered to such courier service.

                        Notices shall be addressed to Consultant at:

                        Rage Marketing, Inc.

                        19748 East Colima Road

                        Rowland Heights, California 91746

                        and to the Company at:

                        Louisiana Food Company

                        917 Third Street

                        Norco, Louisiana 70079

            8.         Miscellaneous.

                        A.        In the event of a dispute between the parties arising out of this Agreement, both Consultant and the Company agree to submit such dispute to arbitration before the American Arbitration Association (the “Association”) at its Dallas, Texas, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

                        B.        This Agreement is not assignable in whole or in any part, and shall be binding upon the parties, their representatives, successors or assigns.

                        C.        This Agreement may be executed in multiple counterparts which shall be deemed an original. It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, if each party executes at least one counterpart.

                        D.        This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

                                                                        LOUISIANA FOOD COMPANY

                                                                        By: /s/ DAVID LOFLIN

                                                                                    David Loflin

                                                                                    President

                                                                        RAGE MARKETING, INC.

                                                                        By: /s/ HERIBERTO CRUZ

                                                                                    its authorized agent